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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 9, 2001, included in Big Buck Brewery & Steakhouse, Inc.'s Form 10-KSB for the year ended December 31, 2000. We also consent to all references to our firm included in this registration statement.

                                        /s/ PLANTE & MORAN, LLP

Grand Rapids, Michigan
April 16, 2001